Exhibit 99.1


                                                    Contact: Barry Brockwell
                                                             804-784-7560

                                                             Sitrick And Company
                                                             Ann Julsen
                                                             Brenda Adrian
                                                             804-784-7578
                                                             310-788-2850
For Immediate Release

 Heilig-Meyers to Restructure Under Chapter 11; Obtains Commitment for
                    $215 Million in Post-Petition Financing

        Company To Outsource Its Credit Program to Third Party Providers

                              Will Close 302 Stores

         Richmond, Virginia -- August 16, 2000 -- Heilig-Meyers Company (NYSE:HMY), the nation's largest retailer of home furnishings and related items, said today that in order to facilitate a financial restructuring that will enable it to improve its overall operations, the Company and certain of its subsidiaries have filed voluntary petitions for reorganization under Chapter 11 of the Bankruptcy Code. The Company said that the filing in the U.S. Bankruptcy Court for the Eastern District of Virginia in Richmond will allow it to continue business operations while it formulates and implements its restructuring plan.

         In conjunction with the filing, the Company said that it has received a commitment from a group of lenders led by Fleet Retail Finance, Inc. for $215 million in debtor-in-possession (DIP) financing. The post-petition financing, which is subject to Bankruptcy Court approval, is expected, together with other initiatives announced today, to provide the Company with funding to support its post-petition trade and employee obligations, as well as the Company's ongoing operating needs during the restructuring process.

         "Continued disappointing operating results coupled with an inability to secure alternate financing sources limit our ability to achieve the necessary strategic and capital improvements to compete in today's retail marketplace," said Donald S. Shaffer, who was named President and Chief Executive Officer on July 21, 2000. "Despite previous actions we have taken to reduce costs, divest businesses which did not fit our core business strategy and close under-performing operations, the Company's current capital structure is not in line with its store base. The action we took today is critical to establishing a more realistic capital structure and a stronger competitive future for Heilig-Meyers."

         "By availing ourselves of the Chapter 11 process, we believe we can achieve an orderly restructuring that will enable us to reduce overhead inefficiencies and focus on the operations that have consistently produced positive results, which includes our RoomStore Division. We intend to create an appropriate capital structure to operate the business as a viable, going concern," he said.

         Mr. Shaffer noted that the Company had identified three key initiatives aimed at improving overall financial performance: outsourcing of its credit program going forward, closing under-performing stores and lowering overall costs of operations.

         The Company has reached an agreement in principle, subject to Bankruptcy Court approval, to outsource all aspects of its future Heilig-Meyers credit operations, and expects to finalize terms of the agreement within 60 days. Effective immediately, the Heilig-Meyers stores will no longer conduct sales transactions through the existing in-house installment program, eliminating the Company's need to deploy capital toward funding customer receivables. Under the agreement in principle, arrangements have been made to immediately begin conducting third party credit transactions at the Heilig-Meyers stores. The credit programs at the RoomStore and Homemakers divisions will remain unchanged. "With the DIP financing in place and the out-sourcing of the Heilig-Meyers credit program, the Company's liquidity position will be significantly improved," said Mr. Shaffer.

         He said that given the changes in the strategic direction of the Heilig-Meyers credit program, along with cost factors associated with operating stores in certain markets, the Company will close 302 Heilig-Meyers stores. "In determining which stores to close, we conducted an extensive analysis of every aspect of our store operations, including customer credit profiles, lease terms, regional economic factors and infrastructure costs to service these stores," said Mr. Shaffer. The Company said it will seek Bankruptcy Court approval to conduct inventory liquidation sales at the closing stores over the next 30 to 60 days. The 57 RoomStore locations and three Homemakers locations are not impacted by this store closing program.

         In conjunction with the store closings, the Company will lower its overall cost structure through overhead reductions, the elimination of operating inefficiencies and the closing of two regional distribution centers. "We must align our infrastructure and support functions to reflect the service requirements of our 569 ongoing stores," Mr. Shaffer said.

         Mr. Shaffer said daily operations at the Company's ongoing stores and distribution centers will continue. The Company has requested that the Bankruptcy Court authorize it to pay employees without interruption. The Company indicated that it was working with its suppliers to develop terms under which it could honor commitments relative to delivery schedules for merchandise on order.

         The  Company  has  been in  contact  with  many of its  suppliers,  and believes that they will continue to support Heilig-Meyers during the reorganization period. Mr. Shaffer said, "With our current liquidity and the DIP financing, once approved by the Bankruptcy Court, together with other initiatives we announced today, we believe we will have adequate financial resources to purchase the goods and services necessary to operate our business. We anticipate that the vast majority of our suppliers will recognize the value of doing business with us long term."

         In a closing comment Mr. Shaffer stated, "We are extremely grateful to the customers, employees and suppliers who have supported the Company through these challenging times, and we believe this restructuring will set the Company on a path of future growth and profitability."

         SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: The forward-looking statements made above and identified by such words as "believes," "intend," "expects," "anticipate," reflect the Company's reasonable judgments with respect to future events and are subject to risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such factors include but are not limited to, the customer's willingness, need and financial ability to purchase home furnishings and related items, the costs and effectiveness of promotional activities, the Company's ability to obtain court approval for debtor-in-possession financing, cost of such financing as well as the impact relating to implementation of the above outlined strategic initiatives which include outsourcing future credit operations, closing underperforming stores and significantly lowering overhead and infrastructure costs. The Company's ability to obtain court approval for making payments relating to certain ongoing operating activities may also impact the outcome of the forward looking statements. Other factors such as changes in tax laws, consumer credit and bankruptcy trends, recessionary or expansive trends in the Company's markets, inflation rates and regulations and laws which affect the Company's ability to do business in its markets may also impact the outcome of the forward-looking statements.
                                      # # #

Heilig-Meyers Locations Scheduled to be closed:

  136  FLORENCE                      AL
  137  HAMILTON                      AL
  142  RUSSELLVILLE                  AL
  166  DECATUR                       AL
  236  ALEXANDER CITY                AL
  249  FAYETTE                       AL
  270  ARAB                          AL
  292  SYLACAUGA                     AL
  380  JASPER                        AL
  393  ANDALUSIA                     AL
  401  GENEVA                        AL
  409  MONROEVILLE                   AL
  412  MONTGOMERY                    AL
  413  BAY MINETTE                   AL
  415  BUTLER                        AL
  495  MONTGOMERY                    AL
  578  BREWTON                       AL
  732  PHOENIX                       AZ
  733  PHOENIX                       AZ
  734  CHANDLER                      AZ
  736  GLENDALE                      AZ
  753  YUMA-MAIN                     AZ
  756  YUMA-MESA                     AZ
  766  TEMPE                         AZ
  767  THATCHER                      AZ
  772  CASA GRANDE                   AZ
  773  PHOENIX                       AZ
  703  SAN BERNARDINO                CA
  704  RIALTO                        CA
  705  BARSTOW                       CA
  706  VICTORVILLE                   CA
  708  HEMET                         CA
  709  RIVERSIDE                     CA
  711  ONTARIO                       CA
  712  CHINO                         CA
  713  COLTON                        CA
  714  CORONA                        CA
  715  BLYTHE                        CA
  721  REDLANDS                      CA
  723  BANNING                       CA
  724  INDIO                         CA
  725  CATHEDRAL CITY                CA
  726  TWENTYNINE PALMS              CA
  741  SAN DIEGO                     CA
  742  EL CAJON                      CA
  743  LEMON GROVE                   CA
  744  NORTH HIGHLANDS               CA
  745  VISTA                         CA
  746  ESCONDIDO                     CA
  747  CHULA VISTA                   CA
  748  NATIONAL CITY                 CA
  751  EL CENTRO                     CA
  752  BRAWLEY                       CA
  754  SACRAMENTO                    CA
  759  STOCKTON                      CA
  769  LA HABRA                      CA
  770  RIDGECREST                    CA
  771  SACRAMENTO                    CA
  778  DELANO                        CA
  779  BAKERSFIELD                   CA
  781  CULVER CITY                   CA
  783  SANTA BARBARA                 CA
  784  LOMPOC                        CA
  785  SANTA MARIA                   CA
  786  SAN LUIS OBISPO               CA
  787  MONROVIA                      CA
  788  SANTA ANA                     CA
  789  BUENA PARK                    CA
  791  GARDEN GROVE                  CA
  801  SAN BERNARDINO                CA
  805  ANTIOCH                       CA
  809  VALLEJO                       CA
  829  NORTH RIDGE                   CA
  830  NORTH HOLLYWOOD               CA
  831  SAN FERNANDO                  CA
  833  SIMI VALLEY                   CA
  839  OXNARD                        CA
  861  FRESNO                        CA
  862  MERCED                        CA
  863  VISALIA                       CA
  864  HANFORD                       CA
  865  MADERA                        CA
  867  PORTERVILLE                   CA
  868  TULARE                        CA
  869  FRESNO                        CA
  870  TURLOCK                       CA
  871  COALINGA                      CA
  872  DINUBA                        CA
  873  LODI                          CA
  874  LOS BANOS                     CA
  875  FRESNO                        CA
  876  FAIRFIELD                     CA
  877  MODESTO                       CA
  878  MANTECA                       CA
  880  SALINAS                       CA
  881  WATSONVILLE                   CA
  882  SEASIDE                       CA
  883  GILROY                        CA
  885  HOLLISTER                     CA
  886  CLOVIS                        CA
  887  SELMA                         CA
  888  REEDLEY                       CA
  889  SANGER                        CA
  890  PETALUMA                      CA
  891  SANTA ROSA                    CA
  892  UKIAH                         CA
  893  VACAVILLE                     CA
 1302  HESPERIA                      CA
  776  DELTA                         CO
  196  DELAND                        FL
  223  OCALA                         FL
  224  INVERNESS                     FL
  227  SANFORD                       FL
  248  BROOKSVILLE                   FL
  398  MARIANNA                      FL
  402  PORT ST. JOE                  FL
  403  QUINCY                        FL
  404  MILTON                        FL
  428  LAKE CITY                     FL
  609  TITUSVILLE                    FL
  615  LAKELAND                      FL
  675  LIVE OAK                      FL
  942  JACKSONVILLE                  FL
  952  PORT RICHEY                   FL
  975  VERO BEACH                    FL
  94   TOCCOA                        GA
  115  WAYNESBORO                    GA
  127  SANDERSVILLE                  GA
  128  THOMSON                       GA
  153  VIDALIA                       GA
  195  DALTON                        GA
  239  SYLVANIA                      GA
  296  AUGUSTA                       GA
  307  BRUNSWICK                     GA
  311  LAGRANGE                      GA
  427  HINESVILLE                    GA
  432  HAZLEHURST                    GA
  433  KINGSLAND                     GA
  435  WAYCROSS                      GA
  451  CALHOUN                       GA
  465  BAINBRIDGE                    GA
  912  AMERICUS                      GA
  943  MABLETON                      GA
  969  LAWRENCEVILLE                 GA
  462  WASHINGTON                    IA
  662  INDEPENDENCE                  IA
  677  INDIANOLA                     IA
  696  DUBUQUE                       IA
 1024  MARSHALLTOWN                  IA
 1096  DAVENPORT                     IA
  808  BOISE                         ID
  810  POCATELLO                     ID
  822  TWIN FALLS                    ID
  823  IDAHO FALLS                   ID
  442  JACKSONVILLE                  IL
  494  BEARDSTOWN                    IL
  507  LOVES PARK                    IL
  647  MACOMB                        IL
  694  FREEPORT                      IL
  333  VINCENNES                     IN
  334  WASHINGTON                    IN
  369  GREENSBURG                    IN
  678  EVANSVILLE                    IN
  157  FRANKLIN                      KY
  329  LEBANON                       KY
  350  PRESTONSBURG                  KY
  385  MAYSVILLE                     KY
  441  RUSSELLVILLE                  KY
  497  MANCHESTER                    KY
 1016  MURRAY                        KY
  652  HAMMOND                       LA
  921  BATON ROUGE                   LA
  981  OPELOUSAS                     LA
 1041  MINDEN                        LA
 1043  NEW IBERIA                    LA
  644  NEOSHO                        MO
  235  COLUMBUS                      MS
  253  STARKVILLE                    MS
  279  NEW ALBANY                    MS
  295  OXFORD                        MS
  325  CLARKSDALE                    MS
  375  GREENWOOD                     MS
  437  CLEVELAND                     MS
  496  COLUMBIA                      MS
  505  BATESVILLE                    MS
  579  KOSCIUSKO                     MS
  595  NATCHEZ                       MS
  599  VICKSBURG                     MS
  625  BROOKHAVEN                    MS
  628  MCCOMB                        MS
  953  OCEAN SPRINGS                 MS
  955  PEARL                         MS
  958  YAZOO CITY                    MS
  961  JACKSON                       MS
 1013  FOREST                        MS
  803  BILLINGS                      MT
  812  MISSOULA                      MT
  16   AURORA                        NC
  19   BENSON                        NC
  71   MARION                        NC
  73   TABOR CITY                    NC
  81   TROY                          NC
  95   NEW BERN                      NC
  230  CHARLOTTE                     NC
  272  GREENSBORO                    NC
  386  FRANKLIN                      NC
  414  MORGANTON                     NC
  937  DURHAM                        NC
  944  HILLSBOROUGH                  NC
  750  LAS CRUCES                    NM
  762  CARLSBAD                      NM
  828  CLOVIS                        NM
  843  GRANTS                        NM
  780  RENO                          NV
  483  MARIETTA                      OH
  622  VAN WERT                      OH
  671  BELLEFONTAINE                 OH
  679  WOOSTER                       OH
  688  WARRENSVILLE HGHTS            OH
  699  MASSILLON                     OH
  954  MANSFIELD                     OH
  915  DUNCAN                        OK
  990  OKMULGEE                      OK
  993  TAHLEQUAH                     OK
 1020  ARDMORE                       OK
 1036  ADA                           OK
  813  EUGENE                        OR
  818  MEDFORD                       OR
  470  CLEARFIELD                    PA
  475  BELLEFONTE                    PA
  476  LOCK HAVEN                    PA
  697  MEADVILLE                     PA
 1063  SCRANTON                      PA
 1064  HAZLETON                      PA
  37   DILLON                        SC
  41   MULLINS                       SC
  43   KERSHAW                       SC
  68   CHERAW                        SC
  105  HARTSVILLE                    SC
  112  KINGSTREE                     SC
  113  UNION                         SC
  173  GAFFNEY                       SC
  275  WINNSBORO                     SC
  390  DENMARK                       SC
  610  CAMDEN                        SC
  131  BROWNSVILLE                   TN
  146  HUNTINGDON                    TN
  152  ALAMO                         TN
  187  CHATTANOOGA                   TN
  191  CLEVELAND                     TN
  192  COLUMBIA                      TN
  199  ELIZABETHTON                  TN
  216  GREENEVILLE                   TN
  240  PULASKI                       TN
  258  LAWRENCEBURG                  TN
  263  SAVANNAH                      TN
  271  DECHERD                       TN
  319  CROSSVILLE                    TN
  320  SOUTH FULTON                  TN
  330  LEXINGTON                     TN
  362  UNION CITY                    TN
  421  MEMPHIS                       TN
  493  LEWISBURG                     TN
  614  MEMPHIS                       TN
  932  SULPHUR SPRINGS               TX
  991  MARSHALL                      TX
  998  SHERMAN                       TX
 1005  TEMPLE                        TX
 1017  BAY CITY                      TX
 1126  LUBBOCK                       TX
 1131  TEXARKANA                     TX
  29   EMPORIA                       VA
  46   RADFORD                       VA
  48   MARTINSVILLE                  VA
  317  CHRISTIANSBURG                VA
  341  COLLINSVILLE                  VA
  792  KELSO                         WA
  793  CENTRALIA                     WA
  796  YAKIMA                        WA
  797  KENNEWICK                     WA
  798  BREMERTON                     WA
  804  SPOKANE                       WA
  811  KENNEWICK                     WA
  814  SPOKANE                       WA
  819  CLARKSTON                     WA
  89   OCEANA                        WV
  123  RAINELLE                      WV
  453  WESTON                        WV
  479  KEYSER                        WV
  594  PT. PLEASANT                  WV
 1010  MARTINSBURG                   WV
 1132  ADEL                          GA
 1133  ALMA                          GA
 1134  ASHBURN                       GA
 1136  DOUGLAS                       GA
 1138  HOMERVILLE                    GA
 1139  TIFTON                        GA
  643  FAYETTEVILLE                  NC
 1078  DURHAM                        NC
 1083  LEXINGTON                     NC